Exhibit 32.4

ESSEX PORTFOLIO, L.P.
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350 as adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), I, Angela L. Kleiman, hereby certify, to the best of my knowledge, that the Annual Report on Form 10-K for the year ended December 31, 2016 (the “Form 10-K”) of Essex Portfolio, L.P. fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Essex Portfolio, L.P. at the dates of and for the periods presented.

Date: February 24, 2017

/s/ Angela L. Kleiman
Angela L. Kleiman
Chief Financial Officer and Executive Vice President
Essex Property Trust, Inc., general partner of
Essex Portfolio, L.P.